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                                                                    EXHIBIT 99.2


                       NOTICE OF GUARANTEED DELIVERY FOR
                                  AMTRAN, INC.

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Amtran, Inc. (the "Company") made pursuant to the Prospectus,
dated             , 1997 (the "Prospectus"), if certificates for Outstanding
Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to midnight, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to First Security Bank, N.A. (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

             Delivery To: First Security Bank, N.A., Exchange Agent



  By Mail or Overnight Courier        Facsimile Transmission Number                  By Hand

    First Security Bank, N.A.                (801) 246-5053                  First Security Bank, N.A.
   Corporate Trust Services                  (For Eligible                   Corporate Trust Services
     79 South Main Street                  Institutions Only)            Attention:  Mr. Larry Montgomery
   Salt Lake City, UT 84111                                                  Personal and Confidential
Attention:   Mr. Larry Montgomery          Confirm by Telephone        c/o IBJ Schroder Bank & Trust Company
   Personal and Confidential                  (801) 246-5822                  One State Street Plaza
                                                                               New York, NY 10004
  (If by Mail, Registered or
Certified Mail Recommended)




  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Outstanding Notes Tendered: *

$ _________________________________
Certificate Nos. (if available):

                                        If Outstanding Notes will be delivered
                                        by book-entry transfer to The Depository
____________________________________    Trust Company provide account number.
Total Principal Amount Represented by
   Outstanding Notes Certificate(s):

$ __________________________________
                                             Account Number_____________________






___________________________________

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.



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                                                                               2


                                PLEASE SIGN HERE

x ______________________________________________     __________________________
Signature(s) of Owner(s) or Authorized Signatory              Date

Area Code and Telephone Number:_________________________________________________

     Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                      Please print name(s) and address(es)

Name(s): _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                    GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Outstanding Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

__________________________________           __________________________________
          Name of Firm                                Authorized Signature

__________________________________           __________________________________
            Address                                          Title

__________________________________           Name:_____________________________
                         Zip Code                   (Please Type or Print)

Area Code and Tel. No.____________           Dated: ____________________________



NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM.
      CERTIFICATES FOR OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED LETTER OF TRANSMITTAL.




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